UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 4, 2007 (November 29, 2007)
Date of Report (Date of earliest event reported)

Protective Life Insurance Company
(Exact name of registrant as specified in its charter)

Tennessee (State or other jurisdiction of incorporation)	001-31901 (Commission File Number)	63-0169720 (IRS Employer Identification No.)

Protective Life Insurance Company
2801 Highway 280 South
Birmingham, Alabama
(Address of principal executive offices)
35223
(Zip Code)

Registrant's telephone number, including area code: (205) 268-1000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits

        The following documents are filed with reference to and are hereby incorporated by reference into the Registration Statement on Form S-3 (File No. 333-126757), as amended, of Protective Life Insurance Company, filed with the Securities and Exchange Commission on July 21, 2005 and amended on August 17, 2005.

  (c)
  Exhibits
Exhibit 5.1	Opinion of Nancy Kane, in-house counsel to Protective Life Insurance Company.
Exhibit 5.2	Opinion of Richards, Layton & Finger, P.A., special Delaware counsel to Protective Life Insurance Company, relating to Protective Life Secured Trust 2007-20.
Exhibit 5.3	Opinion of William L. McCarty, in-house counsel to Protective Life Insurance Company.
Exhibit 8	Opinion of Debevoise & Plimpton LLP (re: tax matters).
Exhibit 23.1	Consent of Nancy Kane, in-house counsel to Protective Life Insurance Company (included in Exhibit 5.1).
Exhibit 23.2	Consent of Richards, Layton & Finger, P.A. (included in Exhibit 5.2).
Exhibit 23.3	Consent of William L. McCarty, in-house counsel to Protective Life Insurance Company (included in Exhibit 5.3).
Exhibit 23.4	Consent of Debevoise & Plimpton LLP (included in Exhibit 8).

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Protective Life Insurance Company (Registrant)
Date: December 4, 2007	By:	/s/ JUDY WILSON Name: Judy Wilson Title: Senior Vice President

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 5.1	Opinion of Nancy Kane, in-house counsel to Protective Life Insurance Company.
Exhibit 5.2	Opinion of Richards, Layton & Finger, P.A., special Delaware counsel to Protective Life Insurance Company, relating to Protective Life Secured Trust 2007-20.
Exhibit 5.3	Opinion of William L. McCarty, in-house counsel to Protective Life Insurance Company.
Exhibit 8	Opinion of Debevoise & Plimpton LLP (re: tax matters).
Exhibit 23.1	Consent of Nancy Kane, in-house counsel to Protective Life Insurance Company (included in Exhibit 5.1).
Exhibit 23.2	Consent of Richards, Layton & Finger, P.A. (included in Exhibit 5.2).
Exhibit 23.3	Consent of William L. McCarty, in-house counsel to Protective Life Insurance Company (included in Exhibit 5.3).
Exhibit 23.4	Consent of Debevoise & Plimpton LLP (included in Exhibit 8).